UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 18, 2022

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9375 E. Shea Blvd., Suite 107-A, Scottsdale, AZ 85260
(Address of principal executive offices)

(888) 398-0202

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2022 (the “Issuance Date”), RenovaCare, Inc. (the “Company”) borrowed $800,000 from Kalen Capital Corporation, an Alberta Canada corporation wholly owned by the Company’s Chairman, Harmel S. Rayat (the “Lender”). The loan is represented by the Company’s Convertible Promissory Note Dated as of the Issuance Date (the “Note”). The Outstanding Balance of the Note is due and payable on June 30, 2024 (the “Maturity Date”). Any capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Note.

The Note carries an interest rate of 1% per annum. All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note. The Note may be prepaid. The Note is unsecured.

The Note has a mandatory conversion feature. In the event that the Company issues and sells shares of its Equity Securities on or before the Maturity Date, in an equity financing with total proceeds to the Borrower, from third-parties other than the Lender or any of its Affiliates, of not less than ten million dollars ($10,000,000) (and excluding the conversion of this Note, and conversion or cancellation of other indebtedness) (a “Qualified Financing”), then the Outstanding Balance shall automatically convert in whole without any further action by the Lender into such Equity Securities (as defined below) sold in the Qualified Financing at a conversion price equal to eighty percent (80%) of the price per share paid by the investors purchasing such Equity Securities in the Qualified Financing. The number of Equity Securities to be issued and delivered to Lender on the consummation of a Qualified Financing, shall be determined as per the following formula: the Outstanding Balance (on the date of the consummation of the Qualified Financing) divided by the Mandatory Conversion Price.

The Note contains a voluntary conversion mechanism whereby the Lender may convert, at any time after June 30, 2023, in whole or in part, the Outstanding Balance into shares of the Common Stock at a conversion price of $0.45 per share. The Note contains customary events of default (each an “Event of Default”). If there shall be any Event of Default in addition to any other remedies that the Lender may have, at the option and upon written notice to the Company (which election and notice shall not be required in the event of certain in the case of specified Events of Default the Note shall accelerate and the then Outstanding Balance shall become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

There are no registration rights with respect to any of the Company’s securities issuable upon conversion of any portion of the Outstanding Balance.

The Company entered into the Loan transaction in order to obtain additional funds to defray ongoing litigation expenses.

The foregoing provides only brief descriptions of the material terms of the Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Note filed as an exhibit to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

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The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Note, Mandatory Conversion Shares, and Lender Conversion Shares (as such terms are defined in the Note) were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The Lender does not have any rights to require the Company to register such securities.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers.

(a)           Resignation of Director, President and Chief Executive Officer

By letter dated March 23, 2022 (the “Nedd Resignation Letter”) Dr. Kaiyo Nedd, notified the Company of his resignation effective as of March 24, 2022 as a director of the Company and as the Company’s President and Chief Executive Officer. Dr. Nedd’s resignation was not due to any disagreements between him and the Company on any matter relating to the Company’s operations, policies, or practices. A copy of the Nedd Resignation Letter is Letter is attached to this Report as Exhibit 17.1.

(b)           Resignation of Chief Executive Officer, Treasurer and Secretary

By letter dated March 23, 2022 (the “Frere Resignation Letter”) Mr. Frere, notified the Company of his resignation effective as of March 24, 2022 as a director of the Company and as the Company’s President and Chief Executive Officer. Mr. Frere’s resignation was not due to any disagreements between him and the Company on any matter relating to the Company’s operations, policies, or practices. A copy of the Frere Resignation Letter is attached to this Report as Exhibit 17.2.

(c)           Appointment of Interim President and Chief Executive Officer, Interim Chief Financial Officer, Treasurer and Secretary

On March 24, 2022 the Company’s Board of Directors by unanimous written consent in lieu of special meeting, adopted resolutions appointing Mr. Harmel Rayat, to serve as the Company’s Interim President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary, effective March 24, 2022; Mr. Rayat shall serve in such capacities until such time as his successor shall have been appointed or his earlier resignation or removal.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On March 24, 2022, the Company issued a press release titled “RenovaCare Announces Management Changes.” A copy of the press release is attached as Exhibit 99.1 to this report.

Except for the historical information presented in this document, the matters discussed in this Report, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” “scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Report should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Report. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Report and in the Registrant’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant’s business.

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Note: Information in this Report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Form of Convertible Promissory dated March 18, 2022.
17.1	Resignation Letter of Dr. Kaiyo Nedd dated March 23, 2022
17.2	Resignation Letter of Dr. Justin Frere dated March 23, 2022
99.1	Press Release dated March 24, 2022 titled “RenovaCare Announces Management Changes.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 24, 2022.

RenovaCare, Inc.

By: /s/ Harmel S. Rayat

Harmel S. Rayat

Interim President and Chief Executive Officer

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